Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1. I have reviewed this report on Form N-SAR of Dreyfus
  Midcap Index Fund, Inc.;
2. Based on my knowledge, this report does not contain any
  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial
information
  included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are
  responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company
  Act) for the registrant and have:

a)   designed such disclosure controls and
procedures to
  ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)   evaluated the effectiveness of the
registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the
  effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have
  disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors
  (or persons performing the equivalent
  functions):

a) all significant deficiencies in the design or operation
  of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves
  management or other employees who have a significant role in the registrant's internal controls; and




6. The registrant's other certifying officer and I have
     indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent
     evaluation, including any corrective

     actions with regard to significant

     deficiencies and material weaknesses.







Date: 12/20/02





______________________

/s/ Stephen E. Canter

President